                                                                    EXHIBIT 21.1


Entity: American Industrial Properties REIT, a Texas real estate investment trust

                            OWNERSHIP
                            PERCENTAGE                             SUBSIDIARY/PARTNER
                            ----------                             ------------------
                        100%                    American Industrial Properties REIT, Inc., a Maryland
                                                corporation
                        100%                    AIP Tamarac, Inc., a Texas corporation
                         99% Limited Partner    AIP Properties #1, L.P., a Delaware limited partnership
                        100%                    AIP Properties #3, GP, Inc., a Texas corporation
                         99% Limited Partner    AIP Properties #3, L.P., a Delaware limited partnership
                         98% Limited Partner    AIP-SWAG Operating Partnership, L.P., a Delaware limited
                                                partnership
                         99%                    AIP Operating, L.P., a Delaware limited partnership
                        100%                    DDR Office Flex I, LLC, an Ohio Limited Liability Company
                        100%                    DDR Office Flex II, LLC, an Ohio Limited Liability Company
                        100%                    AIP/Battlefield GP, Inc., a Texas Corporation
                        100%                    AIP/Greenbrier GP, Inc., a Texas Corporation
                        100%                    AIP/Post Office GP, Inc., a Delaware corporation
                         49% Limited Partner    DDR/Post Office L.P., a Delaware corporation
                       85.5% Limited Partner    DDR/Tech 29 Limited Partnership
                      55.84% Joint Venture      USAA Chelmsford Associates Joint Venture

ENTITY: AIP TAMARAC, INC., A TEXAS CORPORATION

                                   OWNERSHIP
                                   PERCENTAGE                              PARTNER
                              --------------------    --------------------------------------------------------
                                1% General Partner    AIP Properties #1, L.P., a Delaware limited
                                                      partnership

ENTITY: AIP NORTHVIEW, INC., A TEXAS CORPORATION

                                   OWNERSHIP
                                   PERCENTAGE                              PARTNER
                              --------------------    --------------------------------------------------------
                                1% General Partner    AIP Properties #2, L.P., a Delaware limited
                                                      partnership

ENTITY:  AIP PROPERTIES #3 GP, INC., A TEXAS CORPORATION

                                   OWNERSHIP
                                   PERCENTAGE                              PARTNER
                              --------------------    --------------------------------------------------------
                               1% General Partner     AIP Properties #3, L.P., a Delaware limited
                                                      partnership

ENTITY:  AIP SWAG GP, INC., A TEXAS CORPORATION

                                   OWNERSHIP
                                   PERCENTAGE                              PARTNER
                              --------------------    --------------------------------------------------------
                              98% General Partner     AIP-SWAG Operating Partnership, L.P., a Delaware limited
                                                      partnership

ENTITY: AIP/POST OFFICE GP, INC., A DELAWARE CORPORATION

                                   OWNERSHIP
                                   PERCENTAGE                              PARTNER
                              --------------------    --------------------------------------------------------
                               1% General Partner     DDR/Post Office L.P., a Delaware
                                                      corporation